                                                                 Exhibit 10.25.1

                                         FIRST ADDENDUM TO
                      MASTER PROFESSIONAL SERVICES AGREEMENT NO. MNS00352199

         THIS ADDENDUM ("Addendum"), with an effective date July 26, 1999, is entered into by and between BellSouth MNS, Inc. ("BellSouth") and Predictive Systems, Inc. ("Predictive). The Addendum modifies Master Professional Services Agreement No. MNS00352199, with an effective date of May 14, 1999 ("MPSA").

         WHEREAS, the parties have entered into a MPSA which enables Predictive to perform professional services for BellSouth; and

         WHEREAS, the parties have determined that certain rules of engagement and restriction of actions should be added to the MPSA;

         NOW, THEREFORE IN CONSIDERATION of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BellSouth and Predictive agree to amend the MPSA by adding the following terms to the MPSA:

15. RIGHT OF FIRST REFUSAL

          a. During the Term of this Addendum, Predictive shall have a right of first refusal to perform the services itemized in Schedule 15.1, which BellSouth obtains the opportunity to perform. Prior to submitting a written proposal for such services to a potential Customer, BellSouth shall submit to Predictive an offer ("Offer") describing the proposed Project in reasonable detail, including the services to be performed by Predictive. Predictive shall have two
             (2) business days after receipt of the Offer (the "Offer Period") to inform BellSouth whether Predictive wishes to perform and is capable of performing the services. During the Offer Period, BellSouth shall respond promptly and in good faith to requests by Predictive for additional information with respect to the proposed Project. If Predictive accepts the Offer within the Offer Period, Predictive shall have the right to perform such services as an independent contractor to BellSouth. If Predictive rejects such offer or fails to accept the same within the Offer Period, BellSouth shall have the right to engage another independent contractor to perform such Project under the same terms offered to Predictive or to perform the same itself.

          b. Attached hereto as Schedule 15.2 is a list of existing and potential Predictive customers located within the existing BellSouth customer territory. Such customers (and services provided by Predictive thereto) shall not be subject to this Addendum.
             Schedule 15.2 shall be updated periodically to reflect changes to this customer list, as

                                  CONFIDENTIAL
                                                                     Page 1 of 4
             obtained by Predictive through its own sales efforts and not in violation of this Addendum, subject to the agreement of BellSouth which shall not be unreasonably withheld.

          c. Except as set forth herein and in the MPSA, there shall be no limitations on the parties' respective activities, including, without limitation, their ability to offer independently and for their own accounts services marketed jointly by them pursuant to this Addendum.

          d. Upon termination of the MPSA this Addendum shall be considered null and void. Furthermore, either party may terminate this Addendum at any time by providing the other party with thirty (30) days written notice of its intent to terminate the Addendum. At this time all materials, written and electronic, developed solely by Predictive Systems relating to services outlined in Schedule 15.1 must be returned to Predictive and BellSouth must refrain from marketing or selling Predictive's independently developed methodology. Such materials and methodology shall constitute "Information" for purposes of the Nondisclosure Agreement ("NDA") dated as of March 24, 1999, between Predictive and BellSouth. Such materials and methodology shall not be included in documents and other materials considered to be the property of BellSouth under section 12 (Proprietary Rights) of the MPSA.

          e. Unless otherwise agreed to in writing by both parties, Predictive agrees that any opportunity being jointly pursued by Predictive and BellSouth under this Addendum, i.e. any opportunity which is subject to a written proposal, will not be pursued by Predictive independently. It is further agreed that except for customers released as set forth herein, during the term of this Addendum, and for six (6) months after the termination of this Addendum, Predictive will not pursue any customer introduced to them by BellSouth in either a pre-sales effort that resulted in proposed work from Predictive or actual services delivered. The parties agree to jointly develop and maintain a list of customers that Predictive is prohibited from independently pursuing. Such list is attached hereto as Schedule 15.3, and shall be updated from time to time. At least once per quarter, Predictive and BellSouth will review the customer account(s) on Schedule 15.3 to determine whether the appropriate activity levels for the sales of Predictive services are being met. The criteria for this evaluation should include but not be limited to the number of proposed projects and the revenue associated with those proposed projects. In the event BellSouth and Predictive both agree that the requisite activity levels are not being met for the reviewed customer account(s), and

                                  CONFIDENTIAL
                                                                     Page 2 of 4
             neither party can conceive a solution to increase activity levels, BellSouth will release Predictive to pursue business independently for the purpose of such account(s). Said agreement and release shall not be unreasonably withheld.

          f. For purposes of sections (b) and (e) of this Addendum, the term "customer" shall be deemed to refer to the operating or business unit as to which the relevant customer decision-maker exercises purchasing authority. As a result of the forgoing definition, the parties acknowledge and agree that a single entity may contain several "customers" for purposes of section (b) and (e) of this Addendum.

          Except as expressly modified by this Addendum, the MPSA shall remain in full force and effect.

         IN WITNESS WHEREOF, this Addendum has been executed BellSouth and Predictive by their duly authorized representatives.

BELLSOUTH MNS, INC.                            PREDICTIVE SYSTEMS, INC.


By:_________________________                   By:______________________________


Name:_______________________                   Name:____________________________


Title:______________________                   Title:___________________________


Date:_______________________                   Date:_______________________

                                  CONFIDENTIAL
                                                                     Page 3 of 4

                                 Schedule 15.1

[***] Professional Services

--------------------------------------------------------------------------------
 1. [***]                                       Project Based
--------------------------------------------------------------------------------
 2. [***]                                       Project Based
 -------------------------------------------------------------------------------
 3. [***]                                       Project Based
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[***] Professional Services

--------------------------------------------------------------------------------
 1. [***]                                       Project Based
--------------------------------------------------------------------------------
 2. [***]                                       Project Based
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  CONFIDENTIAL

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                  Schedule 15.2

[***] by Predictive Systems Inc. as defined by a submission of a written proposal or an otherwise [***].

[***]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  CONFIDENTIAL

Initials:   BellSouth______    Predictive_______

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                  Schedule 15.3



[***] by Predictive and BellSouth, as defined by submission of a written proposal or an otherwise [***].

-------------------------------------------------------------------------------------------------------------
[***]
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------


                                  CONFIDENTIAL
Initials:   BellSouth______    Predictive_______


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                                  Amendment No.1
                                                 Effective Date: January 1, 2000
                                                                     Page 1 of 2


                               Amendment No. 1 To
                           Agreement No. MNS 00352199
                                     between
                               BELLSOUTH MNS, INC.
                                       and
                             PREDICTIVE SYSTEMS INC.


BELLSOUTH MNS, INC., a(n) Georgia corporation ("Customer"), and PREDICTIVE SYSTEMS INC., a(n) Delaware corporation ("Vendor"), enter into this Amendment No. 1 ("Amendment") effective January 1, 2000.


The parties hereby agree that all the terms and conditions attached hereto are fully incorporated herein by this reference.


IN WITNESS WHEREOF, the parties have, manually or by electronic signature, executed this Amendment by their duly authorized representatives in one or more counterparts, each of which shall constitute an original, on the effective date specified above.





Predictive Systems Inc.                             BellSouth MNS Inc.

By:                                                 By:
         --------------------------------------            -----------------------------------------
               (Authorized Signature)                               (Authorized Signature)

Name:              [***]                            Name:  [***]
         --------------------------------------            -----------------------------------------
                  (Print or Type)                                      (Print or Type)

Title:                                              Title: [***]
                   [***]
         --------------------------------------            -----------------------------------------






                            PRIVATE/PROPRIETARY/LOCK
                 CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION
          MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES
                     EXCEPT PURSUANT TO A WRITTEN AGREEMENT.
                 MUST BE STORED IN LOCKED FILES WHEN NOT IN USE.

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                                  Amendment No.1
                                                 Effective Date: January 1, 2000
                                                                     Page 2 of 2


The following is Amendment No. 1 to Agreement No. MNS 00352199 effective January 1, 2000, ("Agreement") between BellSouth MNS, Inc. ("Customer") and Predictive Systems Inc. ("Vendor"). The Agreement is hereby amended as follows:

     1. Section 4, "Pricing and payment Terms", is hereby amended in its entirety:

         4.a. MNS shall pay Predictive Systems for the Services in accordance with the rates established in the attached Exhibit "C'. Exhibit C rate schedule is active from January 1, 2000 through the end of the existing Master Services Agreement between BellSouth MNS and Predictive Systems. This agreement is currently in effect through May 14, 2001. [***]. In the event of any inconsistency between the rates shown in the SOW (Exhibit "A") and Exhibit "C", the rates agreed upon in the mutually executed SOW shall govern. Effective January 1, 2000, the 'volume' of Predictive Systems business will be [***] A quarterly review will occur to reconcile any invoices and/or payments that may have used the incorrect rate category. See attached Exhibit "C".

     2. Section 15, "Business Guidelines", is hereby added to the Agreement and shall state as follows:

         15. Business Guidelines. Predictive Systems hereby agrees that for all new business conducted from January 1, 2000 onward with any internal operating unit of BellSouth Corp. (BellSouth Affiliate) (a "Internal Project"), Predictive shall conduct such business transaction under the scope of this contract. Exceptions to this are the current, Predictive Systems direct ongoing business with the BellSouth Science & Technology and BellSouth Information Systems units and any BellSouth Project that MNS. Chooses not to participate in. Predictive Systems shall give MNS written notice of each Internal Project that Predictive System is requested to perform. MNS shall have five (5) business days from the receipt of such notice to inform Predictive Systems in writing that MNS wants to participate in such Project. If no response is received by Predictive Systems from MNS within 5 days than MNS will be deemed to have declined to participate in the Project and Predictive Systems will not be bound by the restrictions contained in this Paragraph in regards to such Project.

     3.  Section 14, "Governing Law", is hereby amended in its entirety:

         14.b. This Agreement shall be governed by and constructed in accordance with the laws of the state of Georgia, without giving effect to the conflicts of law principles thereof.

     4. In all other respects, Agreement No. MNS 00352199 shall remain unchanged and in full force and effect.

     5.  This Amendment shall be effective on January 1, 2000.

         The parties hereto acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. They further agree that Agreement No. MNS 00352199 together with the First Addendum dated July 23, 1999 and this Amendment No.1, constitute the entire agreement between the parties hereto with respect to the subject matter hereof.





                            PRIVATE/PROPRIETARY/LOCK
                 CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION
          MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES
                     EXCEPT PURSUANT TO A WRITTEN AGREEMENT.
                 MUST BE STORED IN LOCKED FILES WHEN NOT IN USE.



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                               [LOGO]
                                                        PREDICTIVE SYSTEMS


--------------------------------------------------------------------------------

[***]

for BellSouth [***]

--------------------------------------------------------------------------------

1.0 February 2, 2000




               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[***] is responsible for the development of this document.

Contact:

[***]

Predictive Systems, Inc.
20 Mansell Court, Suite 200
Roswell, GA 30076

Revision history


------------------------------------------------------------------------------------------------------------
Version              Date                  Comments required                Approvals required
-------------------- --------------------- -------------------------------- --------------------------------
1.0                  2/2/2000
-------------------- --------------------- -------------------------------- --------------------------------

------------------------------------------------------------------------------------------------------------

Predictive Systems approval:


--------------------------------------------------------------------------------
Signed                                                Name


--------------------------------------------------------------------------------
Title                                                 Date



[***]
Proposal

1.0 February 2, 2000

Copyright(C) 2000, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of BellSouth without authorization in writing by Predictive Systems, Inc.




               Owner: [***] / Subject to non-disclosure agreement
                                     [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.








               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                  1
  Non-disclosure                                                              2
  Deadline for response                                                       2

Proposed statement of work                                                    3
  Project description                                                         3
    [***]                                                                     3
                                                                              4
                                                                              5
                                                                              6
  Assumptions                                                                 6
  Deliverables                                                                8
  Reporting methods                                                          10
    Status reports                                                           10
    Status meetings                                                          10
  Scope and cost                                                             10
    Project duration and staffing                                            10
    Project costs and billing                                                11

Predictive Systems Contacts                                                  12

About Predictive Systems                                                     13
  Predictive Systems' services                                               13
  Predictive Systems' practice areas                                         14
    [***]                                                                    14






               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

BellSouth has embarked on a strategic goal to [***] in support of BellSouth [***], as well as [***]. Currently, BellSouth maintains these [***], as well as a [***]. In an effort to leverage existing technologies, processes, support infrastructure and facilities where appropriate, BellSouth would like to [***]

In support of this initiative, Predictive Systems will first perform a [***]. This knowledge must be gained to outline a strategic plan with which to formulate the [***].

This Assessment will result in a [***], consistent with the [***]. The initial [***].

[***]. At the conclusion of this Assessment service, Predictive Systems will be prepared to partner with BellSouth in order to perform the [***].

As with any large, complex project, the implementation of this assessment will bring technical challenges, cost roadblocks, organizational obstacles, and philosophical debates. Predictive Systems provides a structured methodology for resolving the problems that emerge during the life cycle of such a project.

The application of this methodology will ensure the accurate, reliable, and effective delivery of a valuable service.



               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Predictive Systems has profiled the resources that are required to design and implement the proposed assessment. In addition, we have provided a fixed price proposal for the delivery of this service.

Non-disclosure
--------------------------------------------------------------------------------

All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to BellSouth in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for response
--------------------------------------------------------------------------------

This proposal is valid for 30 days from the date of issuance, unless extended in writing by Predictive Systems.






               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Proposed statement of work
--------------------------------------------------------------------------------

Project description
--------------------------------------------------------------------------------

Predictive Systems will perform a [***]. Predictive will provide BellSouth with a *** The result of this Assessment is a [***]. This framework can then be expanded to support [***]

Predictive Systems' [***] our team to become [***]. The goal is not only to [***] but also to [***]. Predictive Systems will use [***]:

1. [***]

2. [***]

3. [***]

4. [***]


[***]
--------------------------------------------------------------------------------

[***], Predictive Systems will [***]. All documentation must be provided during the first week of the project to ensure completion within the defined schedule, and organizational charts must be provided at the kick-off meeting to ensure interviews are conducted in a timely manner. Required documents to be provided by BellSouth in order for Predictive to complete the [***], but are not limited to, the following:

o [***]





               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

o [***]


o [***]

o [***]

o [***]

o [***]

o [***]

To properly [***], it is important to have a hands-on review of the [***]. Face-to-face discussions with engineering and operations staff are invaluable in determining the current environment and the requirements of the organization.

Predictive Systems will conduct the following activities during BellSouth facility visits:

o  [***]


o  [***]

o  [***]

o  [***]

o  [***]


Identify requirements
--------------------------------------------------------------------------------

Predictive Systems will conduct interview sessions with the appropriate designated BellSouth staff, to be selected jointly prior to the kick-off meeting. This step will include [***] that will be scheduled during the first 2 weeks of the project. [***].

The BellSouth point of contact will be required to [***] with assigned BellSouth site contacts for each location so that candidates can be [***] in support of the aggressive goals of the project.



               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Since these interview sessions are a key component to the [***], Predictive Systems will need to interview candidates from various groups within and [***]. Interview candidates should represent those who make [***]. Another group of key interview candidates are BellSouth personnel [***]:

o [***]

o [***]

o [***]

o [***]

o [***]

o [***]

o [***]

o [***]

o [***]

o [***]

o [***]


o [***]

Review Preliminary Findings
--------------------------------------------------------------------------------

A Preliminary Findings Review will be held after the initial findings have been compiled and preliminary analysis has been performed. All members involved in the [***] should attend this meeting. The goal of the meeting will be to review the findings, gain consensus as to their accuracy, and formalize the next steps.

The virtual framework of a successful [***] is comprised of [***]. Predictive Systems will document the strategic direction for BellSouth based on their [***]. Additionally, Predictive Systems will outline specific tactical solutions that enable [***].



               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[***] present deliverables
--------------------------------------------------------------------------------

At the conclusion of the [***], Predictive Systems will present its findings to BellSouth. The following deliverables will be provided:

o   [***]



o   [***]






o   [***]




o   [***]





The overall goal of this presentation is to set (reset) expectations of the organization and provide a planned solution to meet BellSouth's [***].

Assumptions
--------------------------------------------------------------------------------

In presenting this proposal, Predictive Systems has made the following assumptions:

o    [***]



o    [***]




               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

o    [***]







o    [***]



o    [***]




o    [***]



o    [***]



o BellSouth's [***] will provide assistance in gathering or providing samples and reports required for this project as per a pre-arranged and agreed upon schedule.

o Predictive Systems will identify a Program Manager under separate Statement of Work who will act as the BellSouth Single Point of Contact for [***].

o A Predictive Systems Assessment Project Team Leader will be designated and be responsible for the activity scheduling, status reporting, and final report delivery coordination with the Program Manager.

o BellSouth will designate a staff member to function as the BellSouth Single Point of Contact (SPOC) to work with the Predictive Program Manager for coordination of [***]. The BellSouth SPOC will help facilitate the transfer of required documentation & information to Predictive and [***]. The BellSouth SPOC will also coordinate with the Predictive Program Manager to discuss and/or resolve any other issues pertaining to the project.


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

o BellSouth will designate site contacts at each of the facility locations for interviews, engineering sessions, and site visits. [***].

o Interview candidates will be selected prior to project kick-off to ensure timely execution of the project activities.

o In order to maintain project schedules, the BellSouth SPOC must insure that timely responses are obtained (within three business days) from project participants. This includes, but is not limited to, requests for documentation, inquiry responses, reviewing draft documents, and project progress/direction feedback.

--------------------------------------------------------------------------------
Note
--------------------------------------------------------------------------------

Changes in the above assumptions may result in changes to Predictive Systems' Project Price and/or delivery time lines.

Deliverables
--------------------------------------------------------------------------------

The following deliverables will be provided at the conclusion of the project:

o [***]

o [***]

o [***]

o [***]

Deliverables will be provided by Predictive Systems to the BellSouth point of contact for review and acceptance. BellSouth will provide written notification to Predictive Systems within two (2) weeks if a project deliverable is not accepted due to errors or non-conformance to the agreed upon content and format.



            Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

If BellSouth fails to issue either a notice of acceptance or a list of deficiencies within two (2) weeks following the date of delivery, [***]. If a list of unaccepted deliverables is issued, Predictive Systems shall notify BellSouth in writing of its concurrence or objections to any noted unacceptable deficiencies within ten (10) days of receipt of such list. Predictive Systems shall have a reasonable time to resolve all agreed upon deficiencies and demonstrate the corrections to BellSouth. Within ten (10) days following the delivery of Predictive Systems' notice that the deficiencies have been corrected, BellSouth shall issue a written notice of acceptance to Predictive Systems. This shall be deemed as final acceptance for the deliverables.






               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Reporting methods

Status reports
--------------------------------------------------------------------------------

The Predictive Systems team will provide a weekly status report in electronic format to the Program Manager and [***]. The report form will be brief, listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week. The reports will be available on Monday morning.

Status meetings
--------------------------------------------------------------------------------

Weekly project status meetings will be held between (at minimum) the Predictive Program Manager and [***]. This meeting should reoccurring and per-scheduled for the same time and day every week. During the meeting, the prior week's progress will be discussed along with issues, critical path items and activity plans for the current week. This meeting will also provide a platform for reviewing any new issues or additional project requirements.


Scope and cost

Project duration and staffing
--------------------------------------------------------------------------------



[***]




               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

The following table provides the proposed duration of each task identified as a component of this project. Note that some tasks will be performed in parallel to meet the timeframes required by BellSouth.


Table 1  [***]
--------------------------------------------------------------------------------
Project Task                                                   Task Duration -
                                                               Business Days
-------------------------------------------------------------- -----------------
[***]                                                          1 day
-------------------------------------------------------------- -----------------
                                                               12 days
-------------------------------------------------------------- -----------------
                                                               12 days
-------------------------------------------------------------- -----------------
                                                               2 days
-------------------------------------------------------------- -----------------
                                                               12 days
-------------------------------------------------------------- -----------------
                                                               1 day
--------------------------------------------------------------------------------



Project costs and billing
--------------------------------------------------------------------------------

[***]

1. Predictive Systems consulting services will be primarily performed during a standard workweek (Monday through Friday, 8:00 am to 5:00 pm). On occasion, work activities may require scheduling of services outside a standard workweek. Services required outside a standard workweek will be mutually agreed to in advance by Predictive Systems and BellSouth.

2.   Travel and living expenses are not included in these rates.

3. Predictive Systems will submit a single invoice upon project completion. Payment is required within 30 days of invoice receipt.



               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Predictive Systems Contacts
--------------------------------------------------------------------------------

Direct all business and management communications regarding this project to [***] of Predictive Systems at [***].

Direct all technical communications regarding this project to [***] of Predictive Systems. The technical contact can be reached at [***].




               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
About Predictive Systems
--------------------------------------------------------------------------------

Predictive Systems is a network consulting and integration firm that specializes in the design, management, and security of business-critical networks. Recognized in the industry for its vendor-independent perspective, the firm's expertise lies in solving multi-faceted, complex network problems. At Predictive Systems, network technology serves two purposes: to make money and to save money.

Predictive Systems' unique BusinessFirst(TM) methodology helps Fortune-1000 clients define, package, and measure network services. BusinessFirst is rooted in the concept that a company should run its IT organization as a business. Throughout the BusinessFirst process, Predictive Systems translates strategic business objectives into sound, achievable technology solutions. This approach ensures that the technology never obscures the business goals.

Predictive Systems' BusinessFirst methodology can clarify the business requirements driving the project in specific, measurable terms. Predictive Systems quantifies factors such as business risk, total cost of ownership, and operational efficiency to build a complete financial justification for a network project. By instrumenting every system to measure and quantify the key factors that govern success, Predictive Systems turns complexity into clarity.

Predictive Systems serves its clients with a collaborative practice structure that delivers both breadth and depth of experience to all aspects of a project. Predictive Systems has the people and processes to build networks that mean business.

Predictive Systems' services
--------------------------------------------------------------------------------

Predictive Systems offers a unique combination of expertise in network management, performance management, internetwork engineering, information security, and software development. Predictive Systems' engineers combine skill in network management applications with real-world experience using state-of-the-art internetwork technologies, including Asynchronous Transfer Mode
(ATM) and Asymmetric Digital Subscriber Line (ADSL), to address the multi-faceted challenges of designing and managing mission-critical networks. When technology "gaps" are discovered in a client's network, or disparate systems need to communicate with one another, Predictive Systems' software developers build custom applications to solve these problems. These custom applications can turn a collection of products into an integrated system.



               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Predictive Systems' practice areas
--------------------------------------------------------------------------------

Predictive Systems' consultants are organized into areas of specialization, or practice areas. Although many engineers are cross-skilled in a variety of technologies, and many technologies span multiple practice areas, each practice area represents an aspect of network technology important enough to warrant specialization. In addition, the Software Development and Technical Publications departments span all practice areas. Resources from all of these groups are available to define and implement the technological solutions that best meet our clients' business needs.

Enterprise                                 Information
Network                                       Security
Management



Internetwork
Design and                                 Performance
Engineering                                 Management


[***]


               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[***]





               Owner: [***] / Subject to non-disclosure agreement
                                      [***]

           P R E D I C T I V E  S Y S T E M S  C O N F I D E N T I A L

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                                Exhibit 10.25.6


--------------------------------------------------------------------------------
Proposed Statement of Work
--------------------------------------------------------------------------------

Project: [***]
--------------------------------------------------------------------------------






[***]














--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[***]











--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[***]





















--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[***]




















--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[***]












[***]











[***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Contacts
--------------------------------------------------------------------------------

Direct all business development and contractual communications regarding this project to [***]. All technical questions can be answered by [***].


Description of resources to be utilized: This is a fixed price engagement for [***].

Rate plan for resources:


Travel and expense for any phase of this project will be billed separately.

Cost Estimate: Labor: $ p/hr___ Travel: $_______ Other: $_______ Total: $_______

================================================================================
                     Invoice Predictive Systems Instructions
Submit invoice with valid documentation to:     Copy to:

Name:

Address:

Phone:

Fax:
================================================================================
                           Accepted and Agreed to by:
PREDICTIVE SYSTEMS                      [***]

Signature:                              Signature:
          -------------------------               ------------------------------

Name:    [***]                          Name:
      -----------------------------          -----------------------------------

Date:                                   Date:
     ------------------------------          -----------------------------------

================================================================================







--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A
                              PROFESSIONAL SERVICES
                                STATEMENT OF WORK

                                      Client Name:  [***]
                                                  ------------------------------
                                      Agreement Number #
                                                        ------------------------
                                      Purchase Order #
                                                      --------------------------
                                      Submit Date:     02-25-00
                                                  ------------------------------
                                      Prepared By:    [***]
                                                  ------------------------------


BY EXECUTING THIS STATEMENT OF WORK THE UNDERSIGNED PARTIES ACKNOWLEDGE AND AGREE THAT THE TERMS AND CONDITIONS OF THE AGREEMENT REFERENCED ABOVE SHALL GOVERN THE SERVICES PERFORMED HEREUNDER.
================================================================================
                             Description of Services

Description of work to be performed by location:


Summary
--------------------------------------------------------------------------------

This project is for BellSouth's client, [***].

[***]

--------------------------------------------------------------------------------
                                   CONFIDENTIAL                    Form 0297-001


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[***]








--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A
                              PROFESSIONAL SERVICES
                                STATEMENT OF WORK

                                      Client Name:  [***]
                                                  ------------------------------
                                      Agreement Number #
                                                        ------------------------
                                      Purchase Order #
                                                      --------------------------
                                      Submit Date:     02-03-00
                                                  ------------------------------
                                      Prepared By:    [***]
                                                  ------------------------------


BY EXECUTING THIS STATEMENT OF WORK THE UNDERSIGNED PARTIES ACKNOWLEDGE AND AGREE THAT THE TERMS AND CONDITIONS OF THE AGREEMENT REFERENCED ABOVE SHALL GOVERN THE SERVICES PERFORMED HEREUNDER.

================================================================================
                             Description of Services

Description of work to be performed by location:



Please see the attached SOW titled the [***].






Description of resources to be utilized: See proposal

Rate plan for resources: Fixed price engagement [***] plus travel and expense

Cost Estimate: Labor: $ p/hr___ Travel: $_______ Other: $_______ Total: $_______

================================================================================
                     Invoice Predictive Systems Instructions
Submit invoice with valid documentation to:     Copy to:

Name:

Address:

Phone:

Fax:

================================================================================
                           Accepted and Agreed to by:
PREDICTIVE SYSTEMS                           [***]

Signature:                               Signature:
          ------------------------                 -----------------------------

Name:    [***]                           Name:
      ----------------------------            ----------------------------------

Date:                                    Date:
      ----------------------------            ----------------------------------

================================================================================


--------------------------------------------------------------------------------
                                   CONFIDENTIAL                    Form 0297-001


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                   Page 1 of 3

                                    EXHIBIT A
                              PROFESSIONAL SERVICES
                                STATEMENT OF WORK

                                        Client Name:   [***]
                                                    ----------------------------
                                        Agreement Number #
                                                          ----------------------
                                        Purchase Order #
                                                        ------------------------
                                        Start Date:
                                                   -----------------------------
                                        Submission Date:    November xx, 1999
                                                        ------------------------
                                        Prepared By: [***]
                                                    ----------------------------

BY EXECUTING THIS STATEMENT OF WORK THE UNDERSIGNED PARTIES ACKNOWLEDGE AND AGREE THAT THE TERMS AND CONDITIONS OF THE AGREEMENT REFERENCED ABOVE SHALL GOVERN THE SERVICES PERFORMED HEREUNDER.

================================================================================
                             Description of Services
Description of work to be performed by location:
   See Section A: Project Description below.
Description of resources to be utilized:
   See Section B: Project Resources and Responsibilities below.
Rate plan for resources:
   See Section C: Pricing and Project Duration below.
Cost Estimate: Labor:         Travel: $        Other: [***]     Total: $[***]
                     --------          -------        --------         --------

================================================================================
                     Invoice Predictive Systems Instructions
Submit invoice with valid documentation to:    Copy to:

Name:

Address:

Phone:

Fax:

================================================================================
                           Accepted and Agreed to by:
PREDICTIVE SYSTEMS                     [***]

Signature:                               Signature:
          ------------------------                 -----------------------------

Name:    [***]                           Name:
       ---------------------------            ----------------------------------

Date:                                    Date:
     -----------------------------            ----------------------------------

================================================================================




--------------------------------------------------------------------------------
                                CONFIDENTIAL                       Form 0297-001


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Section A: Project Description


BellSouth Telecommunications, Inc. on behalf of [***] to provide a Project Manager to manage the [***] throughout the southeast, BellSouth Territory. [***]

In support of this project, Predictive Systems will provide the [***]. This Statement of Work details the costs associated with installation and configuration, as well as the hardware and software costs for the performance management platform. A separate Statement of Work contains labor costs associated with the planning, analysis and on-going capacity planning services utilizing this platform.


Installation and Configuration Services
--------------------------------------------------------------------------------

Predictive Systems will provide the following services to install and configure the Performance Management platform:

   1. [***]


   2. [***]


   3. [***]


   4. [***]


Deliverables
--------------------------------------------------------------------------------

The deliverables for this project will include the [***]. This platform will be [***]. Upon installation, the platform will [***]. Such configuration will be performed during the [***], which will be detailed under separate Statement of Work. Deliverables provided for this Statement of Work are as follows:

   o  [***]


   o  [***]


   o  [***]


Note: A separate Statement of Work contains [***].




--------------------------------------------------------------------------------
                                CONFIDENTIAL                       Form 0297-001



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Assumptions
--------------------------------------------------------------------------------
The following assumptions were made by Predictive Systems in the preparation of the price, schedule, and resource estimates contained in this proposal:

   o  [***]

   o  [***]

   o  [***]

   o  [***]

   o  [***]

   o  [***]

   o  [***]

   o  [***]

[***] acknowledges these assumptions as valid upon acceptance and signing of this proposal. Changes in the above assumptions can result in changes to Predictive Systems' charges and/or delivery dates.







--------------------------------------------------------------------------------
                                CONFIDENTIAL                       Form 0297-001




--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Section B: Project Resources and Responsibilities

Predictive Systems
--------------------------------------------------------------------------------
Predictive Systems will identify a Project Manager who will act as the [***] single point of contact for all project-related issues. The Project Manager will also be responsible for status reporting and delivery of the hardware/software platform. Predictive Systems will utilize one Performance Management senior consultant for installation and configuration activities associated with this project. The Project Manager will [***].

[***]
--------------------------------------------------------------------------------
[***] will designate a Client Project Liaison to work with Predictive Systems to coordinate and schedule all installation activities and provide the Predictive Systems' project team with the requested documentation, information, and appropriate personnel. This person will act as the single point of contact for Predictive Systems to discuss and resolve any other issues pertaining to the project and will be responsible for obtaining the appropriate security clearances and escorts for Predictive Systems' personnel at [***].

In order to maintain project schedules, the Client Project Liaison must ensure that timely responses are obtained (within three business days) from project participants. This includes but is not limited to requests for documentation, answering questions, and providing feedback. Failure to obtain timely information may result in project schedule slippage.

Acceptance
--------------------------------------------------------------------------------
Deliverables will be delivered by Predictive Systems to the Client Project Liaison for review and acceptance. [***] will provide written notification to Predictive Systems within one (1) week if a project deliverable is not accepted due to errors or non-conformance to the agreed upon content and format.

If [***] fails to issue either a notice of acceptance or a list of deficiencies within one (1) week following the date of delivery, the deliverables shall be deemed as accepted by [***]. If a list of unaccepted deliverables is issued, Predictive Systems shall notify [***] in writing of its concurrence or objections to any noted unacceptable deficiencies within ten (10) days of receipt of such list. Predictive Systems shall have a reasonable time to resolve all agreed upon deficiencies and demonstrate the corrections to [***]. Within ten (10) days following the delivery of Predictive Systems' notice that the deficiencies have been corrected, [***] shall issue a written notice of acceptance to Predictive Systems. This shall be deemed as Final Acceptance for the deliverables.





--------------------------------------------------------------------------------
                                CONFIDENTIAL                       Form 0297-001



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Section C: Pricing and Project Duration

The platform service proposed to [***] will have a project duration of [***]. [***] project includes:







[***]






--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A
                              PROFESSIONAL SERVICES
                                STATEMENT OF WORK

                                        Client Name:   [***]
                                                    ----------------------------
                                        Agreement Number #
                                                          ----------------------
                                        Purchase Order #
                                                        ------------------------
                                        Start Date:
                                                   -----------------------------
                                        Prepared By:
                                                    ----------------------------


BY EXECUTING THIS STATEMENT OF WORK THE UNDERSIGNED PARTIES ACKNOWLEDGE AND AGREE THAT THE TERMS AND CONDITIONS OF THE AGREEMENT REFERENCED ABOVE SHALL GOVERN THE SERVICES PERFORMED HEREUNDER.

================================================================================
                             Description of Services
Description of work to be performed by location: [***]
[***]




As per BellSouth, the anticipated effort will be: [***]


Description of resources to be utilized: [***]

Rate plan for resources: [***]

Cost Estimate: [***]_________ Travel: $ Actual________ Other: $_________ Total: $__________

================================================================================
                     Invoice Predictive Systems Instructions
Submit invoice with valid documentation to:    Copy to:

Name:

Address:

Phone:

Fax:

================================================================================
                           Accepted and Agreed to by:
PREDICTIVE SYSTEMS                      [***]

Signature:                              Signature:
          ------------------------                ------------------------------

Name:    [***]                          Name:
       ---------------------------           -----------------------------------

Date:                                   Date:
      ----------------------------           -----------------------------------
================================================================================


--------------------------------------------------------------------------------
                                  CONFIDENTIAL                     Form 0297-001


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A
                              PROFESSIONAL SERVICES
                                STATEMENT OF WORK

                                              Client Name:   [***]
                                                          ----------------------
                                              Agreement Number #
                                                                ----------------
                                              Purchase Order #
                                                              ------------------
                                              Submit Date:        02-14-00
                                                          ----------------------
                                              Prepared By:    [***]
                                                          ----------------------

BY EXECUTING THIS STATEMENT OF WORK THE UNDERSIGNED PARTIES ACKNOWLEDGE AND AGREE THAT THE TERMS AND CONDITIONS OF THE AGREEMENT REFERENCED ABOVE SHALL GOVERN THE SERVICES PERFORMED HEREUNDER.

================================================================================
                             Description of Services
Description of work to be performed by location:






[***]















--------------------------------------------------------------------------------
                                  CONFIDENTIAL                     Form 0297-001



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[***]










Cost Estimate:  see Table 1.

================================================================================
                     Invoice Predictive Systems Instructions
Submit invoice with valid documentation to:   Copy to:

Name:

Address:

Phone:

Fax:

================================================================================
                           Accepted and Agreed to by:
PREDICTIVE SYSTEMS                        [***]

Signature:                                Signature:
          ----------------------                    ----------------------------

Name:    [***]                            Name:
      --------------------------               ---------------------------------

Date:                                     Date:
     ---------------------------               ---------------------------------

================================================================================











--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A
                              PROFESSIONAL SERVICES
                                STATEMENT OF WORK

                                      Client Name:    [***]
                                                  ------------------------------
                                      Agreement Number #
                                                        ------------------------
                                      Purchase Order #
                                                      --------------------------
                                      Start Date:
                                                 -------------------------------
                                      Prepared By:
                                                  ------------------------------

BY EXECUTING THIS STATEMENT OF WORK THE UNDERSIGNED PARTIES ACKNOWLEDGE AND AGREE THAT THE TERMS AND CONDITIONS OF THE AGREEMENT REFERENCED ABOVE SHALL GOVERN THE SERVICES PERFORMED HEREUNDER.

================================================================================
                             Description of Services
Description of work to be performed by location: [***]
[***]


As per BellSouth, the anticipated effort will be: [***]

Description of resources to be utilized: [***]

Rate plan for resources: [***]

Cost Estimate: Labor: [***]__________   Travel: $ Actual_________  Other: $___________  Total: $____________

================================================================================
                     Invoice Predictive Systems Instructions
Submit invoice with valid documentation to:    Copy to:

Name:

Address:

Phone:

Fax:

================================================================================
                           Accepted and Agreed to by:
PREDICTIVE SYSTEMS                       [***]

Signature:                               Signature:
          ---------------------                    -----------------------------

Name:     [***]                          Name:
     --------------------------               ----------------------------------

Date:                                    Date:
     --------------------------               ----------------------------------

================================================================================




--------------------------------------------------------------------------------
                                  CONFIDENTIAL                     Form 0297-001



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A
                              PROFESSIONAL SERVICES
                                STATEMENT OF WORK

                                      Client Name:    [***]
                                                  ------------------------------
                                      Agreement Number #
                                                        ------------------------
                                      Purchase Order #
                                                      --------------------------
                                      Start Date:
                                                 -------------------------------
                                      Prepared By:
                                                  ------------------------------

BY EXECUTING THIS STATEMENT OF WORK THE UNDERSIGNED PARTIES ACKNOWLEDGE AND AGREE THAT THE TERMS AND CONDITIONS OF THE AGREEMENT REFERENCED ABOVE SHALL GOVERN THE SERVICES PERFORMED HEREUNDER.

================================================================================
                             Description of Services
Description of work to be performed by location: [***]




As per BellSouth, the anticipated effort will be: [***]

Description of resources to be utilized: [***]

Rate plan for resources: [***]

Cost Estimate: Labor: [***]__________   Travel: $ Actual_________  Other: $___________  Total: $____________

================================================================================
                     Invoice Predictive Systems Instructions
Submit invoice with valid documentation to:    Copy to:

Name:

Address:

Phone:

Fax:

================================================================================
                           Accepted and Agreed to by:
PREDICTIVE SYSTEMS                       [***]

Signature:                               Signature:
          ---------------------                    -----------------------------

Name:      [***]                         Name:
     --------------------------               ----------------------------------

Date:                                    Date:
     --------------------------               ----------------------------------

================================================================================




--------------------------------------------------------------------------------
                                  CONFIDENTIAL                     Form 0297-001






--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                   Page 1 of 3

                                    EXHIBIT A
                              PROFESSIONAL SERVICES
                                STATEMENT OF WORK

                                         Client Name:      [***]
                                                     ---------------------------
                                         Agreement Number #
                                                           ---------------------
                                         Purchase Order #
                                                         -----------------------
                                         Start Date:          11/30/99
                                                    ----------------------------
                                         Prepared By:     [***]
                                                     ---------------------------


BY EXECUTING THIS STATEMENT OF WORK THE UNDERSIGNED PARTIES ACKNOWLEDGE AND AGREE THAT THE TERMS AND CONDITIONS OF THE AGREEMENT REFERENCED ABOVE SHALL GOVERN THE SERVICES PERFORMED HEREUNDER.


================================================================================
                             Description of Services

Description of work to be performed by location:


[***]






















--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Assumptions:
------------

To successfully complete the tasks described within the proposed timeline, Predictive Systems will make the following assumptions:

     o BellSouth Communications Systems [***].

     o Predictive Systems is not responsible for [***].

     o BellSouth personnel will be available for interviews to gather information in a timely fashion. Any delays in this will result in additional costs.

     o BellSouth will provide the appropriate equipment to facilitate the building of the soft copies of the configurations. This will include a router, the selected switch, distributed director and a SUN workstation.

Description of resources to be utilized: [***]


Rate plan for resources: [***]

Cost Estimate:  Labor: [***]_____  Travel: $__________  Other: $__________  Total: $__________


==================================================================================================================================
                                              Invoice Predictive Systems Instructions

Submit invoice with valid documentation to:                Copy to:

Name:

Address:

Phone:

Fax:

===================================================================================================================================
                                                    Accepted and Agreed to by:

PREDICTIVE SYSTEMS                                   [***]


Signature:                                                    Signature:
          -------------------------------------------                   -------------------------------------------

Name:  [***]                                                  Name:
     ------------------------------------------------              ------------------------------------------------

Date:                                                         Date:
     ------------------------------------------------              ------------------------------------------------
===================================================================================================================================


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A
                              PROFESSIONAL SERVICES
                                STATEMENT OF WORK

                                      Client Name:    [***]
                                                  ------------------------------
                                      Agreement Number #
                                                        ------------------------
                                      Purchase Order #
                                                      --------------------------
                                      Start Date:
                                                 -------------------------------
                                      Prepared By:
                                                  ------------------------------

BY EXECUTING THIS STATEMENT OF WORK THE UNDERSIGNED PARTIES ACKNOWLEDGE AND AGREE THAT THE TERMS AND CONDITIONS OF THE AGREEMENT REFERENCED ABOVE SHALL GOVERN THE SERVICES PERFORMED HEREUNDER.

================================================================================
                             Description of Services
Description of work to be performed by location: [***]


[***]





As per BellSouth, the anticipated effort will be: [***]

Description of resources to be utilized: [***]

Rate plan for resources: [***]

Cost Estimate: Labor: [***]__________   Travel: $ Actual_________  Other: $___________  Total: $____________

================================================================================
                     Invoice Predictive Systems Instructions
Submit invoice with valid documentation to:    Copy to:

Name:

Address:

Phone:

Fax:

================================================================================
                           Accepted and Agreed to by:
PREDICTIVE SYSTEMS                       [***]

Signature:                               Signature:
          ---------------------                    -----------------------------

Name:     [***]                          Name:
     --------------------------               ----------------------------------

Date:                                    Date:
     --------------------------               ----------------------------------

================================================================================




--------------------------------------------------------------------------------
                                  CONFIDENTIAL                     Form 0297-001



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A
                              PROFESSIONAL SERVICES
                                STATEMENT OF WORK

                                      Client Name:    [***]
                                                  ------------------------------
                                      Agreement Number #
                                                        ------------------------
                                      Purchase Order #
                                                      --------------------------
                                      Start Date:
                                                 -------------------------------
                                      Prepared By:
                                                  ------------------------------

BY EXECUTING THIS STATEMENT OF WORK THE UNDERSIGNED PARTIES ACKNOWLEDGE AND AGREE THAT THE TERMS AND CONDITIONS OF THE AGREEMENT REFERENCED ABOVE SHALL GOVERN THE SERVICES PERFORMED HEREUNDER.

================================================================================
                             Description of Services
Description of work to be performed by location: [***]



As per BellSouth, the anticipated effort will be: [***]

Description of resources to be utilized: [***]

Rate plan for resources: [***]

Cost Estimate: Labor: [***]__________   Travel: $ Actual_________  Other: $___________  Total: $____________

================================================================================
                     Invoice Predictive Systems Instructions
Submit invoice with valid documentation to:    Copy to:

Name:

Address:

Phone:

Fax:

================================================================================
                           Accepted and Agreed to by:
PREDICTIVE SYSTEMS                       [***]

Signature:                               Signature:
          ---------------------                    -----------------------------

Name:     [***]                          Name:
     --------------------------               ----------------------------------

Date:                                    Date:
     --------------------------               ----------------------------------

================================================================================




--------------------------------------------------------------------------------
                                  CONFIDENTIAL                     Form 0297-001


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.



                                                                   Page 1 of 3